EXHIBIT 10.12

ASSET REPRESENTATIONS REVIEW AGREEMENT

among

FORD CREDIT FLOORPLAN MASTER OWNER TRUST A,
as Issuer

FORD MOTOR CREDIT COMPANY LLC,
as Servicer

and

                            ,
as Asset Representations Reviewer

Dated as of       , 20

i

Section 7.7.	No Waiver; Remedies	16
Section 7.8.	Severability	17
Section 7.9.	Headings	17
Section 7.10.	Counterparts	17

Schedule A — Review Materials

Schedule B — Representations and Warranties and Tests

ii

ASSET REPRESENTATIONS REVIEW AGREEMENT, dated as of       , 20   (this “Agreement”), among FORD CREDIT FLOORPLAN MASTER OWNER TRUST A, a Delaware statutory trust, as Issuer, FORD MOTOR CREDIT COMPANY LLC, a Delaware limited liability company, as Servicer, and                    , a                    , as Asset Representations Reviewer.

BACKGROUND

In the normal course of its business, Ford Credit originates receivables secured by new and used cars, light trucks and utility vehicles purchased and financed by motor vehicle dealers for their inventory.

In connection with securitization transactions sponsored by Ford Credit, Ford Credit sells Receivables originated from time to time in designated Accounts to the Depositors, who sell them to the Issuer.

The Issuer has granted a security interest in the revolving pool of Receivables to the Indenture Trustee, for the benefit of the Secured Parties, as security for the Notes issued from time to time by the Issuer under the Indenture and the Indenture Supplements.

The Issuer has determined to engage the Asset Representations Reviewer to perform reviews of certain Receivables and the related Accounts for compliance with the representations and warranties made by Ford Credit and the Depositors about the Receivables in the pool.

The parties agree as follows.

ARTICLE I
USAGE AND DEFINITIONS

Section 1.1.                                 Usage and Definitions.  Capitalized terms used but not defined in this Agreement are defined in (a) for a Shelf-Eligible Series, Appendix A to the related Indenture Supplement or (b) Appendix A to (i) the Fifth Amended and Restated Sale and Servicing Agreement, dated as of August 1, 2001, as amended and restated as of December 1, 2010, among Ford Credit Floorplan Corporation, as Depositor, the Issuer and Ford Credit, as Servicer, and (ii) the Fifth Amended and Restated Sale and Servicing Agreement, dated as of August 1, 2001, as amended and restated as of December 1, 2010, among Ford Credit Floorplan LLC, as Depositor, the Issuer and the Servicer.  Each Appendix A also contains usage rules that apply to this Agreement.  Each Appendix A is incorporated by reference into this Agreement.

Section 1.2.                                 Additional Definitions.  The following terms have the meanings given below:

“Confidential Information” has the meaning stated in Section 4.9(b).

“Information Recipient” has the meaning stated in Section 4.9(a).

“Indemnified Parties” has the meaning stated in Section 4.6(a).

“Issuer PII” has the meaning stated in Section 4.10(a).

“Personally Identifiable Information” or “PII” has the meaning stated in Section 4.10(a).

“Review” means the performance by the Asset Representations Reviewer of the testing procedures for each Test and each Review Receivable according to Section 3.4.

“Review Fee” has the meaning stated in Section 4.3(b).

“Review Materials” means, for a Review and a Review Receivable, the documents and other materials listed in Schedule A, as applicable.

“Review Report” means, for a Review, the report of the Asset Representations Reviewer as described in Section 3.5.

“Test” has the meaning stated in Section 3.4(a).

“Test Complete” has the meaning stated in Section 3.4(c).

“Test Fail” has the meaning stated in Section 3.4(a).

“Test Pass” has the meaning stated in Section 3.4(a).

Section 1.3.                                 Review Materials and Test Definitions.  Capitalized terms or terms or phrases in quotation marks used in the Tests, if not defined in Appendix A to the Sale and Servicing Agreements, in Appendix A to the Indenture Supplement or in this Agreement, including Schedule A to this Agreement, refer to sections, titles or terms in the Review Materials.

ARTICLE II
ENGAGEMENT OF ASSET REPRESENTATIONS REVIEWER

Section 2.1.                                 Engagement; Acceptance.  The Issuer engages            to act as the Asset Representations Reviewer for the Issuer.             accepts the engagement and agrees to perform the obligations of the Asset Representations Reviewer on the terms in this Agreement.

Section 2.2.                                 Confirmation of Status.  The parties confirm that the Asset Representations Reviewer is not responsible for (a) reviewing the Receivables and the related Accounts for compliance with the representations and warranties under the Transaction Documents, except as described in this Agreement, or (b) determining whether noncompliance with the representations or warranties constitutes a breach of the Transaction Documents.

ARTICLE III
ASSET REPRESENTATIONS REVIEW PROCESS

Section 3.1.                                 Review Notices.  On receipt of a Review Notice from the Indenture Trustee according to the Indenture Supplement for a Shelf-Eligible Series, the Asset

Representations Reviewer will start a Review.  The Asset Representations Reviewer will not be obligated to start a Review until a Review Notice is received.  If more than one Review Notice is received relating to the occurrence of a Status Trigger, the Asset Representations Reviewer will only perform a single Review of the related Review Receivables for each Shelf-Eligible Series for which the Tests are substantially similar.

Section 3.2.                                 Identification of Review Receivables.  Within ten Business Days after receipt of a Review Notice, the Servicer will deliver to the Asset Representations Reviewer and the Indenture Trustee a list of the Review Receivables, if any.

Section 3.3.                                 Review Materials.

(a)                                 Access to Review Materials.  The Servicer will give the Asset Representations Reviewer access to the Review Materials for all of the Review Receivables within 60 days after receipt of the Review Notice in one or more of the following ways: (i) by providing access to the Servicer’s receivables systems, either remotely or at an office of the Servicer, (ii) by electronic posting to a password-protected website to which the Asset Representations Reviewer has access, (iii) by providing originals or photocopies at an office of the Servicer where the documents relating to the Receivables and the related Accounts are located or (iv) in another manner agreed by the Servicer and the Asset Representations Reviewer.  The Servicer may redact or remove Personally Identifiable Information from the Review Materials without changing the meaning or usefulness of the Review Materials for the Review.

(b)                                 Missing or Insufficient Review Materials.  The Asset Representations Reviewer will review the Review Materials to determine if any Review Materials are missing or insufficient for the Asset Representations Reviewer to perform any Test.  If the Asset Representations Reviewer determines any missing or insufficient Review Materials, the Asset Representations Reviewer will notify the Servicer promptly, and in any event no less than 20 days before completing the Review.  The Servicer will have 15 days to give the Asset Representations Reviewer access to the missing Review Materials or other documents or information to correct the insufficiency.  If the missing Review Materials or other documents have not been provided by the Servicer within 15 days, the related Review Receivable will have a Test Fail for the Test or Tests that require use of the missing or insufficient Review Materials, the Test or Tests will be considered completed and the Review Report will report a Test Fail for the Test or Tests and the reason for the Test Fail.

Section 3.4.                                 Performance of Reviews.

(a)                                 Test Procedures.  For a Review, the Asset Representations Reviewer will perform for each Review Receivable the procedures listed under “Tests” in Schedule B for each representation and warranty (each, a “Test”), using the Review Materials necessary to perform the procedures as stated in the Test.  The parties may amend or supplement Schedules A and B for any Shelf-Eligible Series on or before the Closing Date for that Shelf-Eligible Series.  For each Test and Review Receivable, the Asset Representations Reviewer will determine if the Test has been satisfied (a “Test Pass”) or if the Test has not been satisfied (a “Test Fail”).  If a Test or part of a Test cannot be performed for a Review Receivable because the Test circumstances do not apply to the Review Receivable, the Test will be considered to be satisfied and will be reported as a Test Pass.

(b)                                 Review Period.  The Asset Representations Reviewer will complete the Review of all of the Review Receivables within 60 days after receiving access to the Review Materials under Section 3.3(a).  However, if missing or additional Review Materials are provided to the Asset Representations Reviewer under Section 3.3(b), the Review period will be extended for an additional 30 days.

(c)                                  Completion of Review for Certain Review Receivables.  Following the delivery of the list of the Review Receivables and before the delivery of the Review Report by the Asset Representations Reviewer, the Servicer may notify the Asset Representations Reviewer if a Review Receivable is paid in full by the Dealer or purchased or reassigned from the Issuer by the Sponsor, the Depositors or the Servicer according to the Transaction Documents.  If notice is received, the Asset Representations Reviewer will immediately terminate all Tests of such Receivable and the Review of the Receivable will be considered complete (a “Test Complete”).  In this case, the Asset Representations Reviewer will report a Test Complete for the Receivable on the Review Report and the related reason.

(d)                                 Previously Reviewed Receivable; Duplicative Tests.  If a Review Receivable was included in a prior Review, the Asset Representations Reviewer will not perform any Tests on it, but will report the results of the previous Tests in the Review Report for the current Review and note that the results relate to a prior Review.  If the same Test is required for more than one representation or warranty listed on Schedule B, the Asset Representations Reviewer will only perform the Test once for each Review Receivable but will report the results of the Test for each applicable representation and warranty on the Review Report.

(e)                                  Termination of Review.  If a Review is in process and the Notes of each Shelf-Eligible Series that directed the Review will be paid in full on the next Payment Date, the Servicer will notify the Asset Representations Reviewer and the Indenture Trustee no less than ten days before that Payment Date.  On receipt of notice, the Asset Representations Reviewer will terminate the Review immediately and will not be obligated to deliver a Review Report.

Section 3.5.                                 Review Reports.  Within five days after the end of the Review period under Section 3.4(b), the Asset Representations Reviewer will deliver to the Issuer, the Servicer and the Indenture Trustee a Review Report indicating for each Review Receivable whether there was a Test Pass or a Test Fail for each Test or a Test Complete.  For each Test Fail or Test Complete, the Review Report will indicate the related reason.  The Review Report will contain a summary of the Review results to be included in the Issuer’s Form 10-D report for the Collection Period in which the Review Report is received.  The Asset Representations Reviewer will ensure that the Review Report does not contain any Issuer PII.  On reasonable request of the Servicer, the Asset Representations Reviewer will provide additional detail on the Test results.

Section 3.6.                                 Review Representatives.

(a)                                 Servicer Representative.  The Servicer will designate one or more representatives who will be available to assist the Asset Representations Reviewer in performing the Review, including responding to requests and answering questions from the Asset Representations Reviewer about the Review Materials or Tests, access to Review Materials on the Servicer’s dealer floorplan finance, dealer information or other systems, obtaining missing or insufficient Review Materials and/or providing clarification of any Review Materials or Tests.

(b)                                 Asset Representations Reviewer Representative.  The Asset Representations Reviewer will designate one or more representatives who will be available to the Issuer and the Servicer during the performance of a Review.

(c)                                  Questions About Review.  The Asset Representations Reviewer will make appropriate personnel available to respond in writing to written questions or requests for clarification of any Review Report from the Indenture Trustee or the Servicer until the earlier of (i) the payment in full of the Notes of all Shelf-Eligible Series that directed the Review and (ii) one year after the delivery of the Review Report.  The Asset Representations Reviewer will not be obligated to respond to questions or requests for clarification from Noteholders or any other Person and will direct such Persons to submit written questions or requests to the Indenture Trustee.

Section 3.7.                                 Dispute Resolution.  If a Receivable that was Reviewed by the Asset Representations Reviewer is the subject of a dispute resolution proceeding under Section 2.12 of a Sale and Servicing Agreement, the Asset Representations Reviewer will participate in the dispute resolution proceeding on request of a party to the proceeding.  The reasonable expenses of the Asset Representations Reviewer for its participation in any dispute resolution proceeding will be considered expenses of the requesting party for the dispute resolution and will be paid by a party to the dispute resolution as determined by the mediator or arbitrator for the dispute resolution according to Section 2.12 of a Sale and Servicing Agreement.  If not paid by a party to the dispute resolution, the expenses will be reimbursed by the Issuer according to Section 4.3(d).

Section 3.8.                                 Limitations on Review Obligations.

(a)                                 Review Process Limitations.  The Asset Representations Reviewer is not obligated to:

  (i)                               determine whether a Status Trigger has occurred or whether the required percentage of Noteholders of a Shelf-Eligible Series has voted to direct a Review under the related Indenture Supplement, and may rely on the information in any Review Notice delivered by the Indenture Trustee;

 (ii)                               determine which Receivables are subject to a Review, and may rely on the lists of Review Receivables provided by the Servicer;

(iii)                               obtain or confirm the validity of the Review Materials and no liability for any errors in the Review Materials and may rely on the accuracy and completeness of the Review Materials;

(iv)                              obtain missing or insufficient Review Materials from any party or any other source; or

(v)                                 take any action or cause any other party to take any action under any of the Transaction Documents or otherwise to enforce any remedies against any Person for breaches of representations or warranties about the Review Receivables.

(b)                                 Testing Procedure Limitations.  The Asset Representations Reviewer will only be required to perform the testing procedures listed under “Tests” in Schedule A, and will not be obligated to perform additional procedures on any Review Receivable or to provide any information other than a Review Report.  However, the Asset Representations Reviewer may provide additional information in a Review Report about any Review Receivable that it determines in good faith to be material to the Review.

ARTICLE IV
ASSET REPRESENTATIONS REVIEWER

Section 4.1.                                 Representations and Warranties.  The Asset Representations Reviewer represents and warrants to the Issuer as of each Closing Date for a Shelf-Eligible Series:

(a)                                 Organization and Qualification.  The Asset Representations Reviewer is duly organized and validly existing as a              in good standing under the laws of             .  The Asset Representations Reviewer is qualified as a foreign             in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its properties or the conduct of its activities requires the qualification, license or approval, unless the failure to obtain the qualifications, licenses or approvals would not reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under this Agreement.

(b)                                 Power, Authority and Enforceability.  The Asset Representations Reviewer has the power and authority to execute, deliver and perform its obligations under this Agreement.  The Asset Representations Reviewer has authorized the execution, delivery and performance of this Agreement.  This Agreement is the legal, valid and binding obligation of the Asset Representations Reviewer enforceable against the Asset Representations Reviewer, except as may be limited by insolvency, bankruptcy, reorganization or other laws relating to the enforcement of creditors’ rights or by general equitable principles.

(c)                                  No Conflicts and No Violation.  The completion of the transactions contemplated by this Agreement and the performance of the Asset Representations Reviewer’s obligations under this Agreement will not (i) conflict with, or be a breach or default under, any indenture, mortgage, deed of trust, loan agreement, guarantee or similar document under which the Asset Representations Reviewer is a debtor or guarantor, (ii) result in the creation or imposition of a Lien on the Asset Representations Reviewer’s properties or assets under the terms of any indenture, mortgage, deed of trust, loan agreement, guarantee or similar document, (iii) violate the organizational documents of the Asset Representations Reviewer or (iv) violate a law or, to the Asset Representations Reviewer’s knowledge, an order, rule or regulation of a federal or State court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Asset Representations Reviewer or its properties that applies to the Asset Representations Reviewer, which, in each case, would reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under this Agreement.

(d)                                 No Proceedings.  To the Asset Representations Reviewer’s knowledge, there are no proceedings or investigations pending or threatened in writing before a federal or State court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Asset Representations Reviewer or its properties (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the completion of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under, or the validity or enforceability of, this Agreement.

(e)                                  Eligibility.  The Asset Representations Reviewer meets the eligibility requirements in Section 5.1.

Section 4.2.                                 Covenants.  The Asset Representations Reviewer covenants and agrees that:

(a)                                 Eligibility.  It will notify the Issuer and the Servicer promptly if it no longer meets the eligibility requirements in Section 5.1.

(b)                                 Review Systems; Personnel.  It will maintain business process management and/or other systems necessary to ensure that it can perform each Test and, on execution of this Agreement, will load each Test into these systems. The Asset Representations Reviewer will ensure that these systems allow for each Review Receivable and the related Review Materials to be individually tracked and stored as contemplated by this Agreement.  The Asset Representations Reviewer will maintain adequate staff that is properly trained to conduct Reviews as required by this Agreement.

(c)                                  Maintenance of Review Materials.  It will maintain copies of any Review Materials, Review Reports and other documents relating to a Review, including internal correspondence and work papers, for a period of two years after the termination of this Agreement.

Section 4.3.                                 Fees and Expenses.

(a)                                 Annual Fee.  The Issuer will, or will cause the Administrator to, pay the Asset Representations Reviewer as compensation for acting as the Asset Representations Reviewer under this Agreement an annual fee separately agreed to by the Issuer and the Asset Representations Reviewer.  The annual fee will be paid as agreed by the Issuer and the Asset Representations Reviewer until this Agreement is terminated.

(b)                                 Review Fee.  Following the completion of a Review and the delivery to the Indenture Trustee of the Review Report, or the termination of a Review according to Section 3.4(e), and the delivery to the Servicer of a detailed invoice, the Asset Representations Reviewer will be entitled to a fee of up to $      for each Review Receivable for which the Review was started (the “Review Fee”), or such other amount as may be agreed by the Issuer and the Asset Representations Reviewer.  However, no Review Fee will be paid for any Review Receivable which was included in a prior Review or for which no Tests were completed before the Asset Representations Reviewer received notice of termination of the Review according to Section 3.4(e) or due to missing or insufficient Review Materials under Section 3.3(b).  If a detailed invoice is submitted on or before the first day of a month, the Review Fee will be paid by the Issuer according to the priority of payments in the Indenture Supplements for each Shelf-Eligible Series that directed the Review, pro rata based on their Floating Investor Percentages, starting on or before the Payment Date in that month.  However, if the Review is terminated according to Section 3.4(e), the Asset Representations Reviewer must submit its invoice for the Review Fee for the terminated Review no later than five Business Days before the final Payment Date to be reimbursed no later than the final Payment Date.

(c)                                  Reimbursement of Travel Expenses.  If the Servicer provides access to the Review Materials at one of its properties, the Issuer will reimburse the Asset Representations Reviewer for its reasonable travel expenses incurred in connection with the Review on receipt of a detailed invoice.

(d)                                 Dispute Resolution Expenses.  If the Asset Representations Reviewer participates in a dispute resolution proceeding under Section 3.7 and its reasonable expenses for participating in the proceeding are not paid by a party to the dispute resolution within 90 days after the end of the proceeding, the Issuer will reimburse the Asset Representations Reviewer for such expenses on receipt of a detailed invoice.

Section 4.4.                                 Limitation on Liability.  The Asset Representations Reviewer will not be liable to any Person for any action taken, or not taken, in good faith under this Agreement or for errors in judgment.  However, the Asset Representations Reviewer will be liable for its willful misconduct, bad faith or negligence in performing its obligations under this Agreement.  In no event will the Asset Representations Reviewer be liable for special, indirect or consequential losses or damages (including lost profit), even if the Asset Representations Reviewer has been advised of the likelihood of the loss or damage and regardless of the form of action.

Section 4.5.                                 Indemnification by Asset Representations Reviewer .  The Asset Representations Reviewer will indemnify each of the Issuer, the Depositors, the Servicer, the Owner Trustee and the Indenture Trustee and their respective directors, officers, employees and agents for all fees, expenses, losses, damages and liabilities resulting from (a) the willful misconduct, bad faith or negligence of the Asset Representations Reviewer in performing its obligations under this Agreement or (b) the Asset Representations Reviewer’s breach of any of its representations or warranties in this Agreement.  The Asset Representations Reviewer’s obligations under this Section 4.5 will survive the termination of this Agreement, the termination of the Issuer and the resignation or removal of the Asset Representations Reviewer.

Section 4.6.                                 Indemnification of Asset Representations Reviewer.

(a)                                 Indemnification.  The Issuer will, or will cause the Administrator to, indemnify the Asset Representations Reviewer and its officers, directors, employees and agents (each, an “Indemnified Person”), for all fees, expenses, losses, damages and liabilities resulting from the performance of its obligations under this Agreement (including the fees and expenses of defending itself against any loss, damage or liability), but excluding any fee, expense, loss, damage or liability resulting from (i) the Asset Representations Reviewer’s willful misconduct, bad faith or negligence or (ii) the Asset Representations Reviewer’s breach of any of its representations or warranties in this Agreement.

(b)                                 Proceedings.  If an Indemnified Person receives notice of a Proceeding against it, the Indemnified Person will, if a claim is to be made under Section 4.6(a), promptly notify the Issuer and the Administrator of the Proceeding.  The Issuer or the Administrator may participate in and assume the defense and settlement of a Proceeding at its expense.  If the Issuer or the Administrator notifies the Indemnified Person of its intention to assume the defense of the Proceeding with counsel reasonably satisfactory to the Indemnified Person, and so long as the Issuer or the Administrator assumes the defense of the Proceeding in a manner reasonably satisfactory to the Indemnified Person, the Issuer and the Administrator will not be liable for fees and expenses of counsel to the Indemnified Person unless there is a conflict between the interests of the Issuer or the Administrator, as applicable, and an Indemnified Person.  If there is a conflict, the Issuer or the Administrator will pay for the reasonable fees and expenses of separate counsel to the Indemnified Person.  No settlement of a Proceeding may be made without the approval of the Issuer and the Administrator and the Indemnified Person, which approval will not be unreasonably withheld.

(c)                                  Survival of Obligations.  The obligations of the Issuer and the Administrator under this Section 4.6 will survive the resignation or removal of the Asset Representations Reviewer and the termination of this Agreement.

(d)                                 Repayment.  If the Issuer or the Administrator makes any payment under this Section 4.6 and the Indemnified Person later collects any of the amounts for which the payments were made to it from others, the Indemnified Person will promptly repay the amounts to the Issuer or the Administrator, as applicable.

Section 4.7.                                 Inspections of Asset Representations Reviewer.  The Asset Representations Reviewer agrees that, with reasonable advance notice not more than once during any year, it will permit authorized representatives of the Issuer, the Servicer or the Administrator, during the Asset Representations Reviewer’s normal business hours, to examine and review the books of account, records, reports and other documents and materials of the Asset Representations Reviewer relating to (a) the performance of the Asset Representations Reviewer’s obligations under this Agreement, (b) payments of fees and expenses of the Asset Representations Reviewer for its performance and (c) a claim made by the Asset Representations Reviewer under this Agreement.  In addition, the Asset Representations Reviewer will permit the Issuer’s, the Servicer’s or the Administrator’s representatives to make copies and extracts of any of those documents and to discuss them with the Asset Representations Reviewer’s officers and employees.  Each of the Issuer, the Servicer and the Administrator will, and will cause its authorized representatives to, hold in confidence the information except if disclosure may be required by law or if the Issuer, the Servicer or the Administrator reasonably determines that it is required to make the disclosure under this Agreement or the other Transaction Documents.  The Asset Representations Reviewer will maintain all relevant books, records, reports and other documents and materials for a period of at least two years after the termination of its obligations under this Agreement.

Section 4.8.                                 Delegation of Obligations.  The Asset Representations Reviewer may not delegate or subcontract its obligations under this Agreement to any Person without the consent of the Issuer and the Servicer.

Section 4.9.                                 Confidential Information.

(a)                                 Treatment.  The Asset Representations Reviewer agrees to hold and treat Confidential Information given to it under this Agreement in confidence and under the terms and conditions of this Section 4.9, and will implement and maintain safeguards to further assure the confidentiality of the Confidential Information.  The Confidential Information will not, without the consent of the Issuer and the Servicer, be disclosed or used by the Asset Representations Reviewer, or its officers, directors, employees, agents, representatives or affiliates, including legal counsel (each, an “Information Recipient”) other than for the purposes of performing Reviews of Review Receivables or performing its obligations under this Agreement.  The Asset Representations Reviewer agrees that it will not, and will cause its Affiliates to not (i) purchase or sell securities issued by Ford Credit or its Affiliates or special purpose entities on the basis of Confidential Information or (ii) use the Confidential Information for the preparation of research reports, newsletters or other publications or similar communications.

(b)                                 Definition.  “Confidential Information” means oral, written and electronic materials (regardless of its source or form of communication) furnished before, on or after the date of this Agreement to the Asset Representations Reviewer for the purposes contemplated by this Agreement, including:

  (i)                               lists of Review Receivables and any related Review Materials;

 (ii)                               origination and servicing guidelines, policies and procedures, and form contracts; and

(iii)                               notes, analyses, compilations, studies or other documents or records prepared by the Servicer, which contain information supplied by or on behalf of the Servicer or its representatives.

However, Confidential Information will not include information that (A) is or becomes generally available to the public other than as a result of disclosure by an Information Recipient, (B) was available to, or becomes available to, an Information Recipient on a non-confidential basis from a Person or entity other than the Issuer or the Servicer before its disclosure to the Information Recipient who, to the knowledge of the Information Recipient is not bound by a confidentiality agreement with the Issuer or the Servicer and is not prohibited from transmitting the information to the Information Recipient, (C) is independently developed by an Information Recipient without the use of the Confidential Information, as shown by the Information Recipient’s files and records or other evidence in its possession or (D) the Issuer or the Servicer gives permission to the Information Recipient to release.

(c)                                  Protection.  The Asset Representations Reviewer will take reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of Confidential Information, including those measures that it takes to protect its own confidential information and not less than a reasonable standard of care.  The Asset Representations Reviewer acknowledges that Personally Identifiable Information is also subject to the additional requirements in Section 4.10.

(d)                                 Disclosure.  If the Asset Representations Reviewer is required by applicable law, regulation, rule or order issued by an administrative, governmental, regulatory or judicial authority to disclose part of the Confidential Information, it may disclose the Confidential Information.  However, before a required disclosure, the Asset Representations Reviewer, if permitted by applicable law, regulation, rule or order, will use its reasonable efforts to notify the Issuer and the Servicer of the requirement and will cooperate, at the Servicer’s expense, in the Issuer’s and the Servicer’s pursuit of a proper protective order or other relief for the disclosure of the Confidential Information.  If the Issuer or the Servicer is unable to obtain a protective order or other proper remedy by the date that the information is required to be disclosed, the Asset Representations Reviewer will disclose only that part of the Confidential Information that it is advised by its legal counsel it is legally required to disclose.

(e)                                  Responsibility for Information Recipients.  The Asset Representations Reviewer will be responsible for a breach of this Section 4.9 by its Information Recipients.

(f)                                   Violation.  The Asset Representations Reviewer agrees that a violation of this Agreement may cause irreparable injury to the Issuer and the Servicer and the Issuer and the

Servicer may seek injunctive relief in addition to legal remedies.  If an action is initiated by the Issuer or the Servicer to enforce this Section 4.9, the prevailing party will be reimbursed for its fees and expenses, including reasonable attorney’s fees, incurred for the enforcement.

Section 4.10.                          Personally Identifiable Information.

(a)                                 Definitions.  “Personally Identifiable Information” or “PII” means information in any format about an identifiable individual, including, name, address, phone number, e-mail address, account number(s), identification number(s), any other actual or assigned attribute associated with or identifiable to an individual and any information that when used separately or in combination with other information could identify an individual.  “Issuer PII” means PII furnished by the Issuer, the Servicer or their Affiliates to the Asset Representations Reviewer and PII developed or otherwise collected or acquired by the Asset Representations Reviewer in performing its obligations under this Agreement.

(b)                                 Use of Issuer PII.  The Issuer does not grant the Asset Representations Reviewer any rights to Issuer PII except as provided in this Agreement.  The Asset Representations Reviewer will use Issuer PII only to perform its obligations under this Agreement or as specifically directed in writing by the Issuer and will only reproduce Issuer PII to the extent necessary for these purposes.  The Asset Representations Reviewer must comply with all laws applicable to PII, Issuer PII and the Asset Representations Reviewer’s business, including any legally required codes of conduct, including those relating to privacy, security and data protection.  The Asset Representations Reviewer will protect and secure Issuer PII.  The Asset Representations Reviewer will implement privacy or data protection policies and procedures that comply with applicable law and this Agreement.  The Asset Representations Reviewer will implement and maintain reasonable and appropriate practices, procedures and systems, including administrative, technical and physical safeguards to (i) protect the security, confidentiality and integrity of Issuer PII, (ii) ensure against anticipated threats or hazards to the security or integrity of Issuer PII, (iii) protect against unauthorized access to or use of Issuer PII and (iv) otherwise comply with its obligations under this Agreement.  These safeguards will include a written data security plan, employee training, information access controls, restricted disclosures, systems protections (including intrusion protection, data storage protection and data transmission protection) and physical security measures.

(c)                                  Additional Limitations.  In addition to the use and protection requirements described in Section 4.10(b), the Asset Representations Reviewer’s disclosure of Issuer PII is also subject to the following requirements:

(i)                           The Asset Representations Reviewer will not disclose Issuer PII to its personnel or allow its personnel access to Issuer PII except (A) for the Asset Representations Reviewer personnel who require Issuer PII to perform a Review, (B) with the consent of the Issuer or (C) as required by applicable law.  When permitted, the disclosure of or access to Issuer PII will be limited to the specific information necessary for the individual to complete the assigned task.  The Asset Representations Reviewer will inform personnel with access to Issuer PII of the confidentiality requirements in this Agreement and train its personnel with access to Issuer PII on the proper use and protection of Issuer PII.

(ii)                        The Asset Representations Reviewer will not sell, disclose, provide or exchange Issuer PII with or to any third party without the consent of the Issuer.

(d)                                 Notice of Breach.  The Asset Representations Reviewer will notify the Issuer promptly in the event of an actual or reasonably suspected security breach, unauthorized access, misappropriation or other compromise of the security, confidentiality or integrity of Issuer PII and, where applicable, immediately take action to prevent any further breach.

(e)                                  Return or Disposal of Issuer PII.  Except where return or disposal is prohibited by applicable law, promptly on the earlier of the completion of the Review or the request of the Issuer, all Issuer PII in any medium in the Asset Representations Reviewer’s possession or under its control will be (i) destroyed in a manner that prevents its recovery or restoration or (ii) if so directed by the Issuer, returned to the Issuer without the Asset Representations Reviewer retaining any actual or recoverable copies, in both cases, without charge to the Issuer.  Where the Asset Representations Reviewer retains Issuer PII, the Asset Representations Reviewer will limit the Asset Representations Reviewer’s further use or disclosure of Issuer PII to that required by applicable law.

(f)                                   Compliance; Modification.  The Asset Representations Reviewer will cooperate with and provide information to the Issuer regarding the Asset Representations Reviewer’s compliance with this Section 4.10.  The Asset Representations Reviewer and the Issuer agree to modify this Section 4.10 as necessary for either party to comply with applicable law.

(g)                                  Audit of Asset Representations Reviewer.  The Asset Representations Reviewer will permit the Issuer and its authorized representatives to audit the Asset Representations Reviewer’s compliance with this Section 4.10 during the Asset Representations Reviewer’s normal business hours on reasonable advance notice to the Asset Representations Reviewer, and not more than once during any year unless circumstances necessitate additional audits.  The Issuer agrees to make reasonable efforts to schedule any audit described in this Section 4.10 with the inspections described in Section 4.7.  The Asset Representations Reviewer will also permit the Issuer during normal business hours on reasonable advance notice to audit any service providers used by the Asset Representations Reviewer to fulfill the Asset Representations Reviewer’s obligations under this Agreement.

(h)                                 Affiliates and Third Parties.  If the Asset Representations Reviewer processes the PII of the Issuer’s Affiliates or a third party when performing a Review, and if such Affiliate or third party is identified to the Asset Representations Reviewer, such Affiliate or third party is an intended third-party beneficiary of this Section 4.10, and this Agreement is intended to benefit the Affiliate or third party.  The Affiliate or third party may enforce the PII related terms of this Section 4.10 against the Asset Representations Reviewer as if each were a signatory to this Agreement.

ARTICLE V
RESIGNATION AND REMOVAL;
SUCCESSOR ASSET REPRSENTATIONS REVIWER

Section 5.1.                                 Eligibility Requirements for Asset Representations Reviewer.  The Asset Representations Reviewer must be a Person who (a) is not Affiliated with the Sponsor, the Depositors, the Servicer, the Indenture Trustee, the Owner Trustee or any of their Affiliates and (b) was not, and is not Affiliated with a Person that was, engaged by the Sponsor or any Underwriter to perform any due diligence on the Receivables prior to the Closing Date.

Section 5.2.                                 Resignation and Removal of Asset Representations Reviewer.

(a)                                 No Resignation.  The Asset Representations Reviewer will not resign as Asset Representations Reviewer unless it determines it is legally unable to perform its obligations under this Agreement and there is no reasonable action that it could take to make the performance of its obligations under this Agreement permitted under applicable law.  The Asset Representations Reviewer will notify the Issuer and the Servicer of its resignation as soon as practicable after it determines it is required to resign and stating the resignation date, including an Opinion of Counsel supporting its determination.

(b)                                 Removal.  If any of the following events occur, the Issuer may remove the Asset Representations Reviewer and terminate its rights and obligations under this Agreement by notifying the Asset Representations Reviewer:

  (i)                               the Asset Representations Reviewer no longer meets the eligibility requirements in Section 5.1;

 (ii)                               the Asset Representations Reviewer breaches of any of its representations, warranties, covenants or obligations in this Agreement; or

(iii)                               an Insolvency Event of the Asset Representations Reviewer occurs.

(c)                                  Notice of Resignation or Removal.  The Issuer will notify the Servicer, the Owner Trustee and the Indenture Trustee of any resignation or removal of the Asset Representations Reviewer.

(d)                                 Continue to Perform After Resignation or Removal.  No resignation or removal of the Asset Representations Reviewer will be effective, and the Asset Representations Reviewer will continue to perform its obligations under this Agreement, until a successor Asset Representations Reviewer has accepted its engagement according to Section 5.3(b).

Section 5.3.                                 Successor Asset Representations Reviewer .

(a)                                 Engagement of Successor Asset Representations Reviewer.  Following the resignation or removal of the Asset Representations Reviewer, the Issuer will engage a successor Asset Representations Reviewer who meets the eligibility requirements of Section 5.1.

(b)                                 Effectiveness of Resignation or Removal.  No resignation or removal of the Asset Representations Reviewer will be effective until the successor Asset Representations Reviewer has executed and delivered to the Issuer and the Servicer an agreement accepting its engagement and agreeing to perform the obligations of the Asset Representations Reviewer under this Agreement or entering into a new agreement with the Issuer on substantially the same terms as this Agreement.

(c)                                  Transition and Expenses.  If the Asset Representations Reviewer resigns or is removed, the Asset Representations Reviewer will cooperate with the Issuer and take all actions reasonably requested to assist the Issuer in making an orderly transition of the Asset Representations Reviewer’s rights and obligations under this Agreement to the successor Asset Representations Reviewer.  The Asset Representations Reviewer will pay the reasonable expenses of transitioning the Asset Representations Reviewer’s obligations under this Agreement and preparing the successor Asset Representations Reviewer to take on the obligations on receipt of an invoice with reasonable detail of the expenses from the Issuer or the successor Asset Representations Reviewer.

Section 5.4.                                 Merger, Consolidation or Succession.  Any Person (a) into which the Asset Representations Reviewer is merged or consolidated, (b) resulting from any merger or consolidation to which the Asset Representations Reviewer is a party or (c) succeeding to the Asset Representations Reviewer’s business, if that Person meets the eligibility requirements in Section 5.1, will be the successor to the Asset Representations Reviewer under this Agreement.  Such Person will execute and deliver to the Issuer and the Servicer an agreement to assume the Asset Representations Reviewer’s obligations under this Agreement (unless the assumption happens by operation of law).

ARTICLE VI
OTHER AGREEMENTS

Section 6.1.                                 Independence of Asset Representations Reviewer.  The Asset Representations Reviewer will be an independent contractor and will not be subject to the supervision of the Issuer or the Owner Trustee for the manner in which it accomplishes the performance of its obligations under this Agreement.  Unless authorized by the Issuer or the Owner Trustee, respectively, the Asset Representations Reviewer will have no authority to act for or represent the Issuer or the Owner Trustee and will not be considered an agent of the Issuer or the Owner Trustee.  Nothing in this Agreement will make the Asset Representations Reviewer and either of the Issuer or the Owner Trustee members of any partnership, joint venture or other separate entity or impose any liability as such on any of them.

Section 6.2.                                 No Petition.  Each of the parties agrees that, before the date that is one year and one day (or, if longer, any applicable preference period) after payment in full of (a) all securities issued by either Depositor or by a trust for which either Depositor was a depositor or (b) the Notes, it will not start or pursue against, or join any other Person in starting or pursuing against (i) either Depositor or (ii) the Issuer, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any bankruptcy or similar law.  This Section 6.2 will survive the termination of this Agreement.

Section 6.3.                                 Limitation of Liability of Owner Trustee .  This Agreement has been signed on behalf of the Issuer by                   not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer.  In no event will                       in its individual capacity or a beneficial owner of the Issuer be liable for the Issuer’s obligations under this Agreement.  For all purposes under this Agreement, the Owner Trustee will be subject to, and entitled to the benefits of, the Trust Agreement.

Section 6.4.                                 Termination of Agreement.  This Agreement will terminate, except for the obligations under Section 4.6, on the earlier of (a) the payment in full of all outstanding Notes for all Shelf-Eligible Series and the satisfaction and discharge of the related Indenture Supplements and (b) the date the Issuer is terminated under the Trust Agreement.

ARTICLE VII
MISCELLANEOUS PROVISIONS

Section 7.1.                                 Amendments.

(a)                                 Amendments.  The parties may amend this Agreement:

(i)                           to clarify an ambiguity, correct an error or correct or supplement any term of this Agreement that may be defective or inconsistent with the other terms of this Agreement or to provide for, or facilitate the acceptance of this Agreement by, a successor Asset Representations Reviewer, in each case without the consent of the Noteholders or any other Person;

(ii)                        to add, change or eliminate terms of this Agreement, in each case without the consent of the Noteholders or any other Person, if the Administrator delivers an Officer’s Certificate to the Issuer, the Owner Trustee and the Indenture Trustee stating that the amendment will not have a material adverse effect on the Noteholders of any Shelf-Eligible Series; or

(iii)                     to add, change or eliminate terms of this Agreement for which an Officer’s Certificate is not or cannot be delivered under Section 7.1(a)(ii), with the consent of the Noteholders of each Shelf-Eligible Series holding a majority of the Note Balance of each Class of Notes Outstanding (with each affected Class voting separately, except that all Noteholders of Class A Notes will vote together as a single class).

(b)                                 Notice of Amendments.  The Administrator will notify the Rating Agencies for each Shelf-Eligible Series in advance of any amendment.  Promptly after the execution of an amendment, the Administrator will deliver a copy of the amendment to the Rating Agencies of each Shelf-Eligible Series.

Section 7.2.                                 Assignment; Benefit of Agreement; Third Party Beneficiaries.

(a)                                 Assignment.  Except as stated in Section 5.4, this Agreement may not be assigned by the Asset Representations Reviewer without the consent of the Issuer and the Servicer.

(b)                                 Benefit of Agreement; Third-Party Beneficiaries.  This Agreement is for the benefit of and will be binding on the parties and their permitted successors and assigns.  The Owner Trustee and the Indenture Trustee, for the benefit of the Noteholders of each Shelf-Eligible Series, will be third-party beneficiaries of this Agreement and may enforce this Agreement against the Asset Representations Reviewer and the Servicer.  No other Person will have any right or obligation under this Agreement.

Section 7.3.                                 Notices.

(a)                                 Notices to Parties.  All notices, requests, demands, consents, waivers or other communications to or from the parties must be in writing and will be considered received by the recipient:

  (i)                               for overnight mail, on delivery or, for registered first class mail, postage prepaid, three days after deposit in the mail properly addressed to the recipient;

 (ii)                               for a fax, when receipt is confirmed by telephone, reply email or reply fax from the recipient;

(iii)                               for an email, when receipt is confirmed by telephone or reply email from the recipient; and

(iv)                              for an electronic posting to a password-protected website to which the recipient has access, on delivery of an email (without the requirement of confirmation of receipt) stating that the electronic posting has been made.

(b)                                 Notice Addresses.  A notice, request, demand, consent, waiver or other communication must be addressed to the recipient at its address stated in Schedule B to the Sale and Servicing Agreements, which address the party may change by notifying the other parties.

Section 7.4.                                 GOVERNING LAW.  THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK.

Section 7.5.                                 Submission to Jurisdiction.  Each party submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for legal proceedings relating to this Agreement.  Each party irrevocably waives, to the fullest extent permitted by law, any objection that it may now or in the future have to the venue of a proceeding brought in such a court and any claim that the proceeding has been brought in an inconvenient forum.

Section 7.6.                                 WAIVER OF JURY TRIAL.  EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN LEGAL PROCEEDING RELATING TO THIS AGREEMENT.

Section 7.7.                                 No Waiver; Remedies.  No party’s failure or delay in exercising a power, right or remedy under this Agreement will operate as a waiver.  No single or partial exercise of a power, right or remedy will preclude any other or further exercise of the power, right or remedy or the exercise of any other power, right or remedy.  The powers, rights and remedies under this Agreement are in addition to any powers, rights and remedies under law.

Section 7.8.                                 Severability.  If a part of this Agreement is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining Agreement and will not affect the validity, legality or enforceability of the remaining Agreement.

Section 7.9.                                 Headings.  The headings in this Agreement are included for convenience and will not affect the meaning or interpretation of this Agreement.

Section 7.10.                          Counterparts.  This Agreement may be executed in multiple counterparts. Each counterpart will be an original and all counterparts will together be one document.

[Remainder of Page Left Blank]

EXECUTED BY:

FORD CREDIT FLOORPLAN MASTER OWNER TRUST A, as Issuer

By:	, not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:

FORD MOTOR CREDIT COMPANY LLC,
as Servicer

By:
Name:
Title:

,
as Asset Representations Reviewer

By:
Name:
Title:

1

Schedule A

Review Materials

1.                                      A report from Ford Credit’s securitization system listing the Review Receivables and the related Accounts and information (the “Securitization System Report”).

2.                                      A report from Ford Credit’s floorplan finance system listing the Review Receivables and the related Accounts and related information (the “Floorplan Finance System Report”).

3.                                      Sales and Service Agreement between Ford and the related Dealer.

4.                                      Floorplan Financing Agreement, if applicable.

5.                                      Applicable screen prints from Ford Credit’s dealer information system.

6.                                      A summary of Dealers that Ford Credit has declared “status” as of the end of the month before the Review Demand Date stated in the Review Notice (the “Status Dealer Summary”).

7.                                      Applicable Ford Credit reports of Dealers that Ford Credit has declared “status” and approvals of status Dealer charge-off amounts (the “Status Dealer Deficiency Documents”).

8.                                      Ford Credit’s procedure listing the approved Floorplan Financing Agreement form (the “List of Approved Forms”).

9.                                      A copy of the following documents for the related Dealer’s Account (collectively, the “Dealer File”), if applicable:

(a)                                 Floorplan Financing Agreement;

(b)                                 Certificate of Good Standing of the Dealer from the relevant Secretary of State;

(c)                                  UCC worksheet and related UCC financing statements, filings and search results (the “UCC File”); and

(d)                                 the most recent credit file (the “Dealer Credit File”).

10.                               A copy of the following agreements:

(a)                                 Sale and Assignment Agreement;

(b)                                 Receivables Purchase Agreement of the applicable Depositor; and

(c)                                  Sale and Servicing Agreement of the applicable Depositor.

11.                               Copies of UCC Financing Statements and related documents for the sale and/or pledge of the Receivables from:

(a)                                 Ford to Ford Credit;

(b)                                 Ford Credit to the applicable Depositor;

(c)                                  the applicable Depositor to the Issuer; and

(d)                                 the Issuer to the Indenture Trustee

12.                               State licenses issued to Ford Credit, if applicable.

13.                               Copies of the following opinions dated as of the most recent Closing Date for a Shelf-Eligible Series:

(a)                                 Opinion from Ford’s in-house counsel about corporate matters relating to Ford and the Sale and Assignment Agreement (the “Ford Opinion”);

(b)                                 Opinion from Ford Credit’s in-house counsel about corporate matters relating to Ford Credit and the Depositors and the Receivables Purchase Agreements and Sale and Servicing Agreement (the “Ford Credit Opinion”);

(c)                                  Opinion from special counsel to Ford Credit and the Depositors about certain corporate and securities law matters relating to Ford Credit, the Depositors and the Trust (the “Corporate Opinion”); and

(d)                                 Opinion from special counsel to Ford Credit and the Depositors about certain security interest matters (the “Security Interest Opinion”).

14.                               The following reports from Ford Credit’s dealer floorplan financing systems:

(a)                                 a report from Ford Credit’s securitization system listing the Review Receivables and related information (the “Securitization System Report”);

(b)                                 a report from Ford Credit’s floorplan finance system listing the Review Receivables and related information (the “Floorplan Finance System Report”);

(c)                                  a monthly summary report from Ford Credit’s floorplan finance system listing wholesale charges, maturities and installments due for the Review Receivables and the related Account (the “Wholesale Statement”); and

(d)                                 a list of the Accounts designated to the Trust on an Addition Date including Accounts related to the Review Receivables (the “Wholesale Line Addition Report”), if applicable.

15.                               Copies of applicable Ford Credit procedures as of the end of the month before the review Demand Date stated in the Review Notice.

17.                               A report from Ford Credit’s system evidencing payment for the Review Receivables (the “Ford Vehicle Drafting History Report”).

Schedule B

Representations and Warranties and Tests

Representation and Warranty (Section references are to Section 2.4 of the Sale and Servicing Agreements (Section 2.3 of Receivables Purchase Agreements))	Tests

Section 2.4(a)(ii).  Each (A) Initial Account was an Eligible Account as of the Cutoff Date, (B) Additional Account is an Eligible Account as of the applicable Additional Cutoff Date and (C) Account is an Eligible Account as of each Series Cutoff Date.

“Eligible Account” means, for any date, each individual floorplan financing Account established with a Dealer pursuant to a Sales and Service Agreement or a Floorplan Financing Agreement that:

(a)  is in existence and maintained and serviced by or on behalf of the Seller.

Test 2.4(a)(ii): (a) — 1: Confirm Receivable

Confirm the Receivable is listed in the Securitization System Report.

Test 2.4(a)(ii): (a) — 2: Dealer Name

Observe the Dealer name for the related Account in the Floorplan Finance System Report and confirm it matches the Dealer name on the Sales and Service Agreement and the Floorplan Financing Agreement, if applicable.

Test 2.4(a)(ii): (a) — 3: Agreement Form

Observe the form number and revision date on the Floorplan Financing Agreement, if applicable, and confirm they are on the List of Approved Forms.

Test 2.4(a)(ii): (a) — 4: Agreement Completed and Signed

Observe the Floorplan Financing Agreement, if applicable, and confirm it is completed and signed according to the applicable Ford Credit procedure.

Test 2.4(a)(ii): (a) — 5: Agreement Date

Observe the date of the Sales and Service Agreement and confirm it is dated prior to the Series Cutoff Date, or, if later, on or before the related Addition Date.

Observe the date of the Floorplan Financing Agreement, if applicable, and confirm it is dated prior to the Series Cutoff Date, or, if later, on or before the related Addition Date.

Test 2.4(a)(ii): (a) — 6: Dealer Name and Number

Observe the Dealer name and number for the related Account in the Floorplan Finance System Report and confirm they match the Dealer name and number in Ford Credit’s dealer information system.

Test 2.4(a)(ii): (a) — 7: Active Account

Observe the related Accounts for the related Dealer in Ford Credit’s dealer information system and confirm there is at least one active Account.

Test 2.4(a)(ii): (a) — 8: Receivable Verification

Observe the Receivable for the related Dealer in Ford Credit’s securitization system and confirm it matches the Receivable in the Floorplan Finance System Report.

(b) relates to a Dealer showroom located in one of the Designated Jurisdictions for the related Depositor.

Test 2.4(a)(ii): (b) — 1: State Verification

Observe the state of the related Dealer address in the Sales and Service Agreement and confirm it matches the state of the Dealer address in Ford Credit’s dealer information system and on the Floorplan Financing Agreement, if applicable.

Representation and Warranty (Section references are to Section 2.4 of the Sale and Servicing Agreements (Section 2.3 of Receivables Purchase Agreements))	Tests

Test 2.4(a)(ii): (b) — 2: Dealer State Observe the state of the related Dealer in Ford Credit’s dealer information system and confirm the Dealer is in a state that is a Designated Jurisdiction.

(c)  is in favor of a Dealer that is not classified by the Servicer as “status” (or comparable classification) under the Floorplan Financing Guidelines by reason of (i) such Dealer’s failure to make any principal or interest payment when due under the related Sales and Service Agreement or Floorplan Financing Agreement or (ii) the occurrence of an Insolvency Event with respect to such Dealer and;

Test 2.4(a)(ii): (c) — 1: No Status

Confirm the related Dealer name is not present on the Status Dealer Summary, or, if so, confirm the date the Dealer status was closed is prior to the Series Cutoff Date.

(d) is an Account in respect of which no material amounts have been charged off as uncollectible within the previous 24 months.

Test 2.4(a)(ii): (d) — 1: No Charge-Off

Observe the Status Dealer Deficiency Documents and confirm the Dealer name for the Account is not present, or, if so, confirm the date of the estimated loss charged-off is more than 24 months prior to the Series Cutoff Date.

Section 2.4(a)(iii).  As of the first Closing Date, any Addition Date or any Sale Date, as the case may be, each Sold Receivable sold to the Issuer on such date, is an Eligible Receivable or, if such Sold Receivable is not an Eligible Receivable, such Sold Receivable is being sold in accordance with Section 2.9.

“Eligible Receivable” means each Receivable that:

(a)  was originated or acquired by the Seller in the ordinary course of business and, (i) in the case of a Receivable described in clauses (a) or (b) of the definition of “Receivable,” was originated or acquired on or after June 1, 2001 or (ii) in the case of a Receivable relating to an Account designated on any Addition Date, was originated or acquired on or after the Eligible Receivable Origination Cutoff Date specified in the related Addition Notice;

Test 2.4(a)(iii): (a) — 1: Originated in Ordinary Course

Observe the Floorplan Finance System Report and confirm the Receivable is listed.

Test 2.4(a)(iii): (a) — 2: Origination Date

Observe the date interest started accruing for the Receivable on the Floorplan Finance System Report and, if the Receivable is in the In-Transit Period, confirm the date is on or after June 1, 2001, or, if the Receivable is not in the In-Transit Period, observe the Addition Date for the related Account on the Wholesale Line Addition Report and confirm the date is on or after the Eligible Receivable Origination Cutoff Date.

(b) except for any Adjustment Fees payable by Ford and Permitted Liens, is secured by a perfected first priority security interest in the related Vehicle;

Test 2.4(a)(iii): (b) — 1: Security Interest

Review the UCC File for the related Dealer and confirm a UCC financing statement is in effect and Ford Credit is the secured party in first position, except for any Permitted Lien.

Representation and Warranty (Section references are to Section 2.4 of the Sale and Servicing Agreements (Section 2.3 of Receivables Purchase Agreements))	Tests

Observe the Floorplan Financing Agreement and confirm it is dated prior to the filing date of the original UCC financing statement in the UCC File.

Review the collateral description in the UCC financing statement in the UCC File and confirm it is completed according to the applicable Ford Credit procedure.

Observe the date interest started accruing for the Receivable on the Floorplan Finance System Report and confirm a UCC financing statement in effect on that date is in the UCC File.

(c) relates to a Vehicle owned by the related Dealer;	Test 2.4(a)(iii): (c) — 1: Confirm VIN to Dealer Observe the vehicle identification number for the Receivable on the Floorplan Finance System Report and confirm it is listed for the related Dealer.

(d)  is the subject of a valid sale and assignment from the related Depositor to the Issuer of all of such Depositor’s rights and interest in such Receivable, including (i) all Related Security, (ii) all related rights under, as applicable, the Sales and Service Agreement, or the Sale and Assignment Agreement or the Wholesale Financing and Security Agreement and (iii) all related proceeds;

Test 2.4(a)(iii): (d) — 1: Sale of Receivables Agreements

Observe the vehicle identification number for the Receivable on the Floorplan Finance System Report and confirm it is listed for the related Dealer.

If the Receivable is in the In-transit Period, observe the Sale and Assignment Agreement and confirm signatures are present for Ford and Ford Credit.

Observe the Receivables Purchase Agreement and confirm signatures are present for Ford Credit and the Depositor.

Observe the Sale and Servicing Agreement and confirm signatures are present for the Depositor, Ford Credit and the Issuer.

Test 2.4(a)(iii): (d) — 2: Valid Sale and Assignment

Review the Sale and Assignment Agreement and confirm it contains terms for a valid sale and assignment to Ford Credit.

Review the Receivables Purchase Agreement and confirm it contains terms for a valid sale and assignment to the Depositor.

Review the Sale and Servicing Agreement and confirm it contains terms for a valid sale and assignment to the Issuer.

Test 2.4(a)(iii): (d) — 3: Opinions

If the Receivable is in the In-Transit Period, review the Ford Opinion and confirm it contains favorable opinions on Ford and the execution, delivery and performance of the Sale and Assignment Agreement by Ford.

Review the Ford Credit Opinion and confirm it contains favorable opinions on Ford Credit, the Depositors and the execution, delivery and performance of the Receivables Purchase Agreement and the Sale and Servicing Agreement by Ford Credit and the Depositors.

Review the Corporate Opinion and confirm it contains favorable opinions on the valid and binding nature of the Sale and Assignment Agreement, the Receivables Purchase Agreement and the Sale and Servicing Agreement against Ford, Ford Credit and the Depositor, as applicable.

Representation and Warranty (Section references are to Section 2.4 of the Sale and Servicing Agreements (Section 2.3 of Receivables Purchase Agreements))	Tests

(e)  is created in compliance with all requirements of Applicable Law and pursuant to, as applicable, the Sales and Service Agreement, the Sale and Assignment Agreement or the Floorplan Financing Agreement;

Test 2.4(a)(iii): (e) — 1: Agreement Form

Observe the form number and revision date on the Floorplan Financing Agreement, if applicable, and confirm they are on the List of Approved Forms.

Test 2.4(a)(iii): (e) — 2: OFAC Screening

Review the most recent Dealer Credit File and confirm that an Office of Foreign Assets Control (OFAC) screening is completed as described in the applicable Ford Credit procedure.

Test 2.4(a)(iii): (e) — 3: Equal Credit Opportunity Act - Origination

Review the related Dealer Credit File and confirm any comments do not conflict with the prohibited practices described in the applicable Ford Credit procedure.

Test 2.4(a)(iii): (e) — 4: State Rate Limit Confirmation

Observe the interest rate and the state for the related Dealer on the most recent Wholesale Statement, and confirm the interest rate charged to the Dealer does not exceed the state limit as described in the applicable Ford Credit procedure.

(f)  as to which Ford, Ford Credit and the related Depositor, as applicable, have obtained all material consents and governmental authorizations required to be obtained by them in connection with (i) the creation of the Receivable, the sale of the Receivable to the Issuer and the pledge of the Receivable to the Indenture Trustee and (ii) if applicable, Ford’s performance under the related Sales and Service Agreement, Ford’s performance under the related Sale and Assignment Agreement and/or Ford Credit’s performance under the related Floorplan Financing;

Test 2.4(a)(iii): (f) — 1: Consents and Authorizations

If the Receivable is in the In-transit Period, review the Sale and Assignment Agreement and confirm Ford represents that it has obtained all material consents and governmental authorizations for the creation, sale and pledge of the Receivable, as applicable, and its performance under applicable agreements.

Review the Receivables Purchase Agreement and confirm Ford Credit represents that it has obtained all material consents and governmental authorizations for the creation, sale, and pledge of the Receivable, as applicable, and its performance under applicable agreements.

Review the Sale and Servicing Agreement and confirm the Depositor represents that it has obtained all material consents and governmental authorizations for the creation, sale and pledge of the Receivable, as applicable, and its performance under applicable agreements.

Test 2.4(a)(iii): (f) — 2: Opinions on Qualification and Authorization

If the Receivable is in the In-Transit Period, review the Ford Opinion and confirm it contains favorable opinions on Ford qualification and authorization to execute, deliver and perform the Sale and Assignment Agreement by Ford.

Review the Ford Credit Opinion and confirm it contains favorable opinions on Ford Credit and the Depositor qualifications and authorization to execute, deliver and perform the Receivables Purchase Agreement and the Sale and Servicing Agreement by Ford Credit and the Depositor, as applicable.

Test 2.4(a)(iii): (f) — 3: State Government Authorization

Observe the related Dealer state in Ford Credit’s dealer information system.  If the state is listed below, perform the tests for the specific state.

Representation and Warranty (Section references are to Section 2.4 of the Sale and Servicing Agreements (Section 2.3 of Receivables Purchase Agreements))	Tests

California

Confirm that Ford Credit holds a valid Commercial Lending License from the State of California.

South Dakota

Confirm that Ford Credit holds a valid Money Lender License from the State of South Dakota.

(g) as to which the issuer will at all times have good and marketable title, free and clear of all Liens, other than Permitted Liens;

Test 2.4(a)(iii)(g) — 1: System Marking

Observe the Receivable on the Securitization System Report and confirm the trust code is not equal to zero and the Addition Date is prior to the Eligible Receivable Origination Cutoff Date.

Test 2.4(a)(iii)(g) — 2: Lien Confirmation

Review the UCC financing statement and related documents covering the Receivables sold by Ford to Ford Credit under the Sale and Assignment Agreement and confirm Ford Credit is the secured party in first position.

Review the UCC financing statement and related documents covering the Receivables sold by Ford Credit to the Depositor under the Receivable Purchase Agreement and confirm the Depositor is the secured party in first position.

Review the UCC financing statement and related documents covering the Receivables sold by the Depositor to the Issuer under the Sale and Servicing Agreement and confirm the Issuer is the secured party in first position.

Review the UCC financing statement and related documents covering the Receivables pledged by the Issuer to the Indenture Trustee under the Indenture and confirm the Indenture Trustee is the secured party in first position.

Review the collateral description in each UCC financing statement reviewed above and confirm it covers the Receivables.

Review the Sale and Servicing Agreement and confirm it contains good and marketable title representations.

Review the Security Interest Opinion and confirm it contains a favorable opinion about good and marketable title to the Receivables, free and clear of all liens as of the Closing Date.

Test 2.4(a)(iii): (g) — 3: Security Interest

Review the UCC File for the related Dealer and confirm a UCC financing statement is in effect and Ford Credit is the secured party in first position, except for any Permitted Lien.

Observe the Floorplan Financing Agreement and confirm it is dated prior to the filing date of the original UCC financing statement in the UCC File.

Review the collateral description in the UCC financing statement in the UCC File and confirm it is completed according to the applicable Ford Credit procedure.

Representation and Warranty (Section references are to Section 2.4 of the Sale and Servicing Agreements (Section 2.3 of Receivables Purchase Agreements))	Tests

Observe the date interest started accruing for the Receivable on the Floorplan Finance System Report and confirm a UCC financing statement in effect on that date is in the UCC File.

(h)  except for any Adjustment Fees payable by Ford, will at all times be the legal and assignable payment obligation of the related Dealer, enforceable against such Dealer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy or other similar laws;

Test 2.4(a)(iii): (h) — 1: Agreement Form

Observe the form number and revision date on the Floorplan Financing Agreement, if applicable, and confirm they are on the List of Approved Forms.

Test 2.4(a)(iii): (h) — 2: No Prohibition of Payment

Review the Floorplan Financing Agreement and confirm it does not contain a prohibition on assignment of the Dealer’s payment obligation by Ford Credit.

(i)  as to any Adjustment Fees payable by Ford, will at all times be the legal and assignable payment obligation of Ford, enforceable against Ford in accordance with its terms, except as enforceability may be limited by applicable bankruptcy or other similar laws.

Test 2.4(a)(iii): (i) — 1: Adjustment Fees Review the Sale and Assignment Agreement and confirm it contains terms for Adjustment Fees payable to Ford Credit.

(j) is not subject to any right of rescission, setoff or any other defense of the related dealer or Ford, as applicable, including defenses arising out of violations of usury laws.

Test 2.4(a)(iii): (j) — 1: No Defense

Review the Floorplan Financing Agreement and confirm there is no right of rescission or setoff for the related Dealer.

Review the Sales and Service Agreement and confirm there is no right of rescission or setoff for the related Dealer.

If the Receivable is in the In-transit Period, review the Sale and Assignment Agreement and confirm there is no right of rescission or setoff for Ford.

Observe the related Dealer File and confirm there is no “Litigation Pending,” “Attorney Representation” and/or “Second Lien” indicated for the related Dealer, or, if so, confirm they were not present prior to the Addition Date.

Test 2.4(a)(iii): (j) — 2: Dealer Good Standing

Review the Certificate of Good Standing for the related Dealer and confirm the certificate indicates the Dealer is in “good standing” or similar status under applicable state law.

Test 2.4(a)(iii): (j) — 3: State Rate Limit Confirmation

Observe the interest rate and the state for the related Dealer on the most recent Wholesale Statement, and confirm the interest rate charged to the Dealer does not exceed the state limit as described in the applicable Ford Credit procedure.

(k) as to which Ford, Ford Credit and the related Depositor, as applicable, have satisfied in all material respects all of their obligations required to be satisfied by them;	Test 2.4(a)(iii): (k) — 1: Confirm Receivable Confirm the Receivable is listed in the Securitization System Report.

Representation and Warranty (Section references are to Section 2.4 of the Sale and Servicing Agreements (Section 2.3 of Receivables Purchase Agreements))	Tests

Test 2.4(a)(iii): (k) — 2: Dealer Name

Observe the Dealer name for the related Account in the Floorplan Finance System Report and confirm it matches the Dealer name on the Sales and Service Agreement and the Floorplan Financing Agreement, if applicable.

Test 2.4(a)(iii): (k) — 3: Review Credit File

Review the Dealer Credit File as of the Addition Date and confirm it was completed and actions were taken as required by the applicable Ford Credit procedures.

Test 2.4(a)(iii): (k) — 4: Review In-transit Period

Review the Ford Vehicle Drafting History Report and confirm the In-Transit Period is indicated for the Receivable.

Test 2.4(a)(iii): (k) — 5: Review Payment to Ford

Review the Ford Vehicle Drafting History Report and confirm the drafting date is indicated for the Receivable.

(l)  as to which none of Ford, Ford Credit or the related Depositor, as applicable, has taken or failed to take any action that would materially impair the rights of the Issuer or the Indenture Trustee in the Receivable; and

Test 2.4(a)(iii): (l) — 1: Confirm Receivable

Confirm the Receivable is listed in the Securitization System Report.

Test 2.4(a)(iii): (l) — 2: Dealer Name

Observe the Dealer name for the related Account in the Floorplan Finance System Report and confirm it matches the Dealer name on the Sales and Service Agreement and the Floorplan Financing Agreement, if applicable.

Test 2.4(a)(iii): (l) — 3: Review Credit File

Review the Dealer Credit File as of the Addition Date and confirm it was completed and actions were taken as required by the applicable Ford Credit procedures.

Test 2.4(a)(iii): (l) — 4: Review In-Transit Period

Review the Ford Vehicle Drafting History Report and confirm the In-Transit Period is indicated for the Receivable.

Test 2.4(a)(iii): (l) — 5: Review Payment to Ford

Review the Ford Vehicle Drafting History Report and confirm the drafting date is indicated for the Receivable.

(m) constitutes a “general intangible”, an “account”, a “payment intangible” or “tangible chattel paper”, each as defined in Article 9 of the UCC.

Test 2.4(a)(iii): (m) — 1: Agreement Form

Observe the form number and revision date on the Floorplan Financing Agreement, if applicable, and confirm they are on the List of Approved Forms.

Test 2.4(a)(iii): (m) — 2: Agreement Completed and Signed

Observe the Floorplan Financing Agreement, if applicable, and confirm it is completed and signed according to the applicable Ford Credit procedure.